UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2011

Metropolitan Health Networks, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida
(State or Other Jurisdiction of Incorporation)

001-32361	65-0635748
(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(305) 805-8500
(Registrant's telephone number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  EXPLANATORY NOTE

On June 20, 2011, Metropolitan Health Networks, Inc. (“Metropolitan”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) disclosing the results of the votes of Metropolitan’s shareholders with respect to the matters submitted for consideration at the annual meeting of shareholders held on June 14, 2011.  The purpose of this amended Current Report on Form 8-K/A is to amend the Original 8-K to disclose the determination of the Board of Directors of Metropolitan (the “Board”) as to how frequently Metropolitan will include in its proxy materials the required non-binding advisory vote on the compensation of its named executive officers.  Except as set forth herein, the Original 8-K remains unchanged.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

As reported in the Original 8-K, on June 14, 2011, the Company’s shareholders voted in favor of approving, on an advisory basis, a frequency of every year for a shareholder vote on executive compensation.  In light of these voting results and other factors, the Board has determined that Metropolitan will hold a non-binding advisory vote on the compensation of its named executive officers, as disclosed in the relevant proxy statement, on an annual basis until the next required vote on the frequency of such vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

	By:	/s/ Roberto L. Palenzuela
Name: Roberto L. Palenzuela
Title: General Counsel

Dated: November 4, 2011